Exhibit 10.13

THIS WARRANT AND THE UNDERLYING SECURITIES (I) ARE SUBJECT TO A LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND (II) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SERIES A-1 PREFERRED UNITS

of

TRILLER HOLD CO LLC

Dated as of August 18, 2022 (the “Issuance Date”)

Void after the date specified in Section 8

598,236 Series A-1 Preferred Units

THIS CERTIFIES THAT, for value received, Total Formation Inc., or its registered assigns (“Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Triller Hold Co LLC, a Delaware limited liability company (the “Company”), Series A-1 Preferred Units of the Company (the “Units”) in the amounts, at such times and at the price per unit set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

The following is a statement of Holder’s rights and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Units; Exercise Period.

(a) Number of Units. Subject to Section 1(c) and any previous exercise of the Warrant, Holder shall have the right to purchase up to 598,236 Units, as may be adjusted pursuant to this Warrant prior to (or in connection with) the expiration of this Warrant as provided in Section 8.

(b) Exercise Price. The exercise price per Unit shall be equal to $2.72, subject to adjustment pursuant hereto (the “Exercise Price”).

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

2. Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (a “Notice of Exercise”), duly completed and executed by or on behalf of Holder, together with the surrender of this Warrant; and

(ii) payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Units being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company; or

(iii) in lieu of exercising this Warrant pursuant to Section 2(a)(ii), if the fair market value of one Unit is greater than the Exercise Price (at the date of calculation as set forth below), Holder may elect to receive a number of Units equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to Holder that number of Units computed using the following formula:

Where:

X = The number of Units to be issued to Holder

Y = The number of Units purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A = The fair market value of one Unit (at the date of such calculation)

B = The Exercise Price (as adjusted to the date of such calculation)

For purposes of the calculation above, the fair market value of one Unit shall be determined by the Board of Directors of the Company, acting in good faith; provided, however, that: (A) where a public market exists for the Units at the time of such exercise, the fair market value per Unit shall be the average of the closing bid prices of the Units or the closing price quoted on the national securities exchange on which the Units is listed as published in the Wall Street Journal, as applicable, for the ten (10) trading day period ending five (5) trading days prior to the date of determination of fair market value; and (B) if the Warrant is exercised in connection with the Company’s initial public offering, the fair market value per Unit shall be the per unit offering price to the public of the Company’s initial public offering. For purposes of this Warrant, “initial public offering” means the first firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act (as hereinafter defined) covering the offering and sale of the Company’s common units.

(b) Deemed Effectiveness of Exercise. The rights under this Warrant shall be deemed to have been exercised and the Units issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Units issuable upon such exercise shall be treated for all purposes as the holder of record of such Units as of the close of business on such date. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Units that remain subject to this Warrant.

Warrant to Purchase Units of Triller Hold Co LLC

(c) No Fractional Units or Scrip. No fractional units or scrip representing fractional units shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional unit to which Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d) Reservation of Units. The Company agrees during the term the rights under this Warrant are exercisable to take all reasonable action to reserve and keep available from its authorized and unissued units for the purpose of effecting the exercise of this Warrant such number of units as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued units shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to Holder, the Company will use all reasonable efforts to take such action as may be necessary to increase its authorized and unissued units to a number of units as shall be sufficient for such purposes.

3. Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of Holder. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Units or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of Holder a new warrant or warrants of like tenor, in the name of Holder or as Holder (on payment by Holder of any applicable transfer taxes) may direct, for the number of Units issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

Warrant to Purchase Units of Triller Hold Co LLC

(e) Minimum Transfer. This Warrant may not be transferred in part unless such transfer is to a transferee who, pursuant to such transfer, receives the right to purchase at least 50,000 Units hereunder (as adjusted from time to time in accordance with Section 6).

(f) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5. Restrictions on Transfer of the Warrant and Units; Compliance with Securities Laws. By acceptance of this Warrant, Holder agrees to comply with the following:

(a) Restrictions on Transfers. Neither this Warrant nor any of Holder’s rights hereunder may be transferred or assigned, whether in whole or in part, without the Company’s prior written consent (which consent may be withheld in the Company’s sole and absolute discretion), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void; provided, however, that Holder may transfer this Warrant to an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of Holder without obtaining the Company’s consent. Any transfer of this Warrant, the Units or any securities into which the Units shall have converted (collectively, the “Securities”) must be in compliance with all applicable federal and state securities laws. Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) such Holder shall have furnished the Company with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act or (ii) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by Holder to the Company.

Warrant to Purchase Units of Triller Hold Co LLC

(b) Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Units with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Units so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(c) Securities Law Legend. Each certificate, instrument or book entry representing the Securities shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY (I) ARE SUBJECT TO A LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND (II) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

(d) Market Stand-off Legend. Intentionally omitted.

(e) Instructions Regarding Transfer Restrictions. Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(f) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) notated on any certificate or book entry evidencing the Units (and any units issuable upon conversion thereof) and the unit transfer instructions and record notations with respect to such securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such securities (to the extent the securities are certificated), if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration, qualification or legend.

(g) No Transfers to Bad Actors; Notice of Bad Actor Status. Holder agrees not to sell, assign, transfer, pledge or otherwise dispose of any securities of the Company, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of

Warrant to Purchase Units of Triller Hold Co LLC

its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2) (ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. Holder will promptly notify the Company in writing if Holder or, to Holder’s knowledge, any person specified in Rule 506(0)(1) under the Securities Act becomes subject to any of the “bad actor” disqualifications described in Rule 506(d) (1) (i) through (viii) under the Securities Act.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of units purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which units of the Company are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Units deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Units hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any units or other securities deliverable after that event upon the exercise of this Warrant.

(b) Reclassification of Units. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding units of the relevant class or series (other than as would cause the expiration of this Warrant pursuant to Section 8) or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Units which Holder would otherwise have been entitled to receive, Holder shall have the right thereafter to exercise this Warrant for a number of units of such other class or classes of unit that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other units.

(c) Subdivisions and Combinations. In the event that the outstanding securities issuable upon exercise of this Warrant are subdivided (by split, by payment of a dividend or otherwise) into a greater number of such securities, the number of units issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding securities issuable upon exercise of this Warrant are combined (by reclassification or otherwise) into a lesser number of units of such securities, the number of Units issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

Warrant to Purchase Units of Triller Hold Co LLC

(d) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize the voluntary liquidation, dissolution or winding up of the Company; or any transaction resulting in the expiration of this Warrant pursuant to Section 8(b); the Company shall send to Holder of this Warrant at least 5 business days prior written notice of the date on which a record shall be taken for any such dividend or distribution specified in clause (a) or the expected effective date of any such other event specified in clause (b) or (c), as applicable.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earliest to occur of:

(a) 5:00 p.m., Pacific time, on the fifth (5th) anniversary of the Issuance Date; or

(b) (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any securities acquisition, reorganization, merger or consolidation, but excluding any sale of units for capital raising purposes and any transaction effected primarily for purposes of changing the Company’s jurisdiction of incorporation) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of transactions, as a result of units in the Company held by such holders prior to such transaction or series of transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent), or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company.

9. No Rights as a Unitholder. Nothing contained herein shall entitle Holder to any rights as a unitholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon Holder, as such, any right to vote for the election of directors or upon any matter submitted to unitholders at any meeting thereof, or to give or withhold consent to any action (whether upon any recapitalization, issuance, reclassification, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a unitholder of the Company until the rights under the Warrant shall have been exercised and the units purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

Warrant to Purchase Units of Triller Hold Co LLC

10. Market Stand-off. Intentionally Omitted.

11. Representations and Warranties of Holder. By acceptance of this Warrant, Holder represents and warrants to the Company as follows:

(a) No Registration. Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder’s representations as expressed herein or otherwise made pursuant hereto.

(b) Investment Intent. Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c) Investment Experience. Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d) Speculative Nature of Investment. Holder understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

(e) Access to Data. Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(f) Accredited Investor. Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company. Holder has furnished or made available any and all information requested by the Company or otherwise necessary to satisfy any applicable verification requirements as to “accredited investor” status. Any such information is true, correct, timely and complete.

(g) Residency. The residency of Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) has been correctly provided to the Company,

(h) Restrictions on Resales. Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of units purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of units being sold during any three-month

Warrant to Purchase Units of Triller Hold Co LLC

period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Holder wishes to sell the Securities and that, in such event, Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(i) Foreign Holder. If Holder is a resident of a country other than the United States, Holder represents and warrants: (A) Holder is not a “U.S. Person” as defined in Rule 902(k) of Regulation S under the Securities Act (“Reg S”), and this Warrant and the Securities purchasable hereunder shall each be made in an offshore transaction as defined in Rule 902(h) of Reg S, no directed selling efforts (as defined in Rule 902(c) of Reg S) were made in the United States, and Holder is not acquiring this Warrant or the Securities purchasable hereunder for the account or benefit of any U.S. Person; (B) Holder will not, during any period in which this Warrant or the Securities purchasable hereunder remain restricted securities, offer to sell or sell this Warrant or any the Securities purchasable hereunder (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Reg S; and (C) Holder shall, after the expiration of all applicable restricted periods, offer, sell, pledge or otherwise transfer this Warrant and/or any Securities purchasable hereunder only pursuant to a registration statement under the Securities Act or an available exemption therefrom, and, in any case, in accordance with any applicable state securities laws.

(j) No Public Market. Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

(k) Brokers and Finders. Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by Holder, any liability for brokerage or finders’ fees or agents commissions or any similar charges in connection with the Securities.

(l) Legal Counsel. Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(m) Tax Advisors. Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

Warrant to Purchase Units of Triller Hold Co LLC

(n) No “Bad Actor” Disqualification. Neither (i) Holder, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by Holder is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the acceptance of this Warrant, in writing in reasonable detail to the Company.

12. Miscellaneous.

(a) Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and Holder.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by electronic mail (if to Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to Holder, to Holder at Holder’s address or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until Holder so furnishes an address or electronic mail address to the Company, then to and at the address or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at the Company’s address as shown on the signature page hereto, or at such other current address as the Company shall have furnished to Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(d) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

Warrant to Purchase Units of Triller Hold Co LLC

(e) Jurisdiction and Venue. Each of Holder and the Company irrevocably consents to the exclusive jurisdiction of, and venue in, the state courts in Wilmington in the State of Delaware (or in the event of exclusive federal jurisdiction, the courts of the District of Delaware), in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons.

(f) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h) Waiver of Jury Trial. EACH OF HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(i) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(j) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(k) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and Holder under this Warrant shall survive exercise of this Warrant.

(l) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

[Signature page follows]

Warrant to Purchase Units of Triller Hold Co LLC

Holder and the Company sign this Warrant as of the date stated on the first page.

COMPANY
TRILLER HOLD CO LLC, a Delaware limited liability company

By:	/s/ Mahi de Silva
Name: Mahi de Silva
Title: Chief Executive Officer

Address for notices:	2121 Avenue of the Stars Ste 2320
Los Angeles, CA 90067
Attn: Chief Legal Officer

ACKNOWLEDGED AND AGREED:

HOLDER
TOTAL FORMATION INC.

By:	/s/ Tsai Ming Hsing
Name: Tsai Ming Hsing
Title: Director

TOTAL FORMATION INC.

Signature Page

Warrant to Purchase Units of Triller Hold Co LLC

EXHIBIT A

NOTICE OF EXERCISE

TO:	TRILLER HOLD CO LLC (the “Company”)

Attention:	Chief Executive Officer

1.	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of units:

Type of security:

2.	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

☐	A cash payment, and tenders herewith payment of the purchase price for such units in full.

☐	The net exercise provisions of Section 2(a)(iii) of the attached warrant.

3.	Units. Please make a book entry and, if the units are certificated, issue a certificate or certificates representing the units in the name of:

☐	The undersigned.

☐	Other—Name:

Address:

4.	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

☐	The undersigned.

☐	Other—Name:

Address:

☐	Not applicable

5.

Investment Intent. The undersigned represents and warrants that the aforesaid units are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the units, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached warrant are true and correct as of the date hereof.

6.

Investment Representation Statement. The undersigned has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

1

Notice of Exercise

7.

Consent to Receipt of Electronic Notice. The undersigned consents to the delivery of any notice to unitholders given by the Company by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company’s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company.

(Print Name of warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Email)

2

Notice of Exercise

EXHIBIT A-1

INVESTMENT REPRESENTATION STATEMENT

INVESTOR:

COMPANY:	TRILLER HOLD CO LLC

SECURITIES:	THE WARRANT ISSUED ON AUGUST 18, 2022 (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF (INCLUDING UPON SUBSEQUENT CONVERSION OF THOSE SECURITIES)

DATE:

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1. No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2. Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3. Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4. Speculative Nature of Investment. The Investor understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5. Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

6. Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Investor has furnished or made available any and all information requested by the Company or otherwise necessary to satisfy any applicable verification requirements as to “accredited investor” status. Any such information is true, correct, timely and complete.

1

Investment Representation Statement

7. Residency; Regulation S Compliance. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto. If Investor is a resident of a country other than the United States, Investor represents and warrants: (A) Investor is not a “U.S. Person” as defined in Rule 902(k) of Regulation S under the Securities Act (“Reg S”), and this Warrant and the Securities purchasable hereunder shall each be made in an offshore transaction as defined in Rule 902(h) of Reg S, no directed selling efforts (as defined in Rule 902(c) of Reg S) were made in the United States, and Investor is not acquiring this Warrant or the Securities purchasable hereunder for the account or benefit of any U.S. Person; (B) Investor will not, during any period in which this Warrant or the Securities purchasable hereunder remain restricted securities, offer to sell or sell this Warrant or any the Securities purchasable hereunder (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Reg S; and (C) Investor shall, after the expiration of all applicable restricted periods, offer, sell, pledge or otherwise transfer this Warrant and/or any Securities purchasable hereunder only pursuant to a registration statement under the Securities Act or an available exemption therefrom, and, in any case, in accordance with any applicable state securities laws.

8. Restrictions on Resales. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of units purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of units being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Investor acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and that, in such event, the Investor may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Investor understands and acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for those offers or sales and that those persons and the brokers who participate in the transactions do so at their own risk.

9. No Public Market. Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

2

Investment Representation Statement

11. Legal Counsel. The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

12. Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

13. Market Stand-off. Intentionally Omitted.

14. No “Bad Actor” Disqualification. Neither (i) the Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Investor is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the purchase or acquisition of the Securities, in writing in reasonable detail to the Company.

[Signature Page Follows]

3

Investment Representation Statement

The Investor is signing this Investment Representation Statement on the date first written above.

INVESTOR

(Print Name of Investor)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Street Address)

(City, State and Zip)

(Email)

4

Investment Representation Statement

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	TRILLER HOLD CO LLC

WARRANT:	THE WARRANT TO PURCHASE SERIES A-1 PREFERRED UNITS ISSUED ON AUGUST 18, 2022 (THE “WARRANT”)

DATE:

1.

Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of units set forth below:

Name of Assignee:

Address of Assignee:

Number of Units Assigned:

and does irrevocably constitute and appoint      as attorney to make such transfer on the books of Triller Hold Co LLC maintained for the purpose, with full power of substitution in the premises.

2.

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any units to be issued upon exercise of the rights thereunder (and any units issuable upon conversion thereof) (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

3.

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the units, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

4.

Investment Representation Statement. Assignee has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-l.

5.

No “Bad Actor” Disqualification. Neither (i) Assignee, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s securities held or to be held by Assignee is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act of 1933, as amended (the “Securities Act), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer of the Securities, in writing in reasonable detail to the Company.

[Signature Page Follows]

1

Assignment Form

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR

(Print name of Assignor)

(Signature of Assignor)

(Print name of signatory, if applicable)

(Print title of signatory, if applicable)

Address:

Email:

ASSIGNEE

(Print name of Assignor)

(Signature of Assignor)

(Print name of signatory, if applicable)

(Print title of signatory, if applicable)

Address:

Email:

2

Assignment Form